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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 29, 2002



                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





                                1-5426 61-0505332
        (Commission File Number) (I.R.S. Employer Identification Number)



4360 Brownsboro Road, Suite 300 Louisville                         40207
       (Address of principal executive offices)                 (Zip Code)



                                 (502) 893-4600
              (Registrant's telephone number, including area code)



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


    ITEM 5.       OTHER EVENTS


                  On August 29, 2002, Thomas Industries Inc. (the "Company") issued a press release. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


     ITEM 7.      Financial Statements and Exhibits.

         (c)      Exhibits.

                       Number No.        Description
                       ----------        -----------

                       99.1              Press release dated August 29, 2002 by
                                         the Company.

                       99.2 Thomas Industries Inc. "Frequently Asked Questions" to be posted on the Company's website.

    ITEM 9.      REGULATION FD DISCLOSURE

                  On August 29, 2002, the Company will post on its website the "Frequently Asked Questions" information attached hereto as Exhibit 99.2 and incorporated herein by reference.

                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              THOMAS INDUSTRIES INC.



                                              By: /s/ Phillip J. Stuecker
                                                 -------------------------------
    Dated:  August 29, 2002                   Name: Phillip J. Stuecker
                                              Its:  Vice President of Finance,
                                                    Chief Financial Officer, and
                                                     Secretary